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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 2000 included in Neuberger Berman Inc.'s Form 10-K for the year ended December 31, 1999.

/s/ Arthur Andersen LLP

New York, New York
August 31, 2000